Fulton Financial Corporation

Ferris Baker, Watts Inc.

Mid-Atlantic Bank Conference

August 8, 2007

Forward-Looking Statement

The following presentation may contain forward-looking statements about
Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the
Corporation’s products and services.

Presentation Outline

Overview

Strategic Issues and Responses

Challenges

Recent trends

Financial Performance

Summary

Questions

Key Organic Growth Markets

Organic Growth Initiatives

Additional cash management product
options to keep funds on balance sheet

Market segmentation / targeted direct mail

Corporate-wide sales / incentive programs

Remote deposit item capture / business
clients

Corporate credit card rewards program

Small business segment

Affiliate CEO scorecard

FFC Affiliates in Affluent
Markets*

*Source: SNL, Median HH Income, 2006 data

6

County

National

Ranking

Ranking in

State

Median HH

Ranking

FFC Affiliate

Fairfax, VA

#3

#2

$101,762

Resource Bank

Hunterdon, NJ

#4

#1

$100,485

Skylands Bank

Morris, NJ

#7

#2

$96,965

Skylands Bank

Somerset, NJ

#8

#3

$96,350

Skylands Bank

Howard, MD

#9

#1

$92,433

Columbia Bank

Montgomery, MD

#19

#2

$87,053

Columbia Bank

Chester, PA

#24

#1

$83,001

Fulton Bank

Serving PA’s Strongest Markets*

*Source: SNL, Median HH Income, 2006 data

County

Rank

Projected

Change

2006 - 2011

Median

HH Income

2006

Projected HH

Income Change

2006 - 2011

Chester, PA

1

9.63%

$83,001

25.46%

Montgomery, PA

2

3.05

77,383

23.86

Bucks, PA

3

4.06

76,234

23.89

Delaware, PA

4

0.17

63,220

20.68

Cumberland, PA

5

4.37

58,384

18.62

Northampton, PA

6

8.45

56,249

18.97

Lancaster, PA

8

4.62

55,546

17.63

York, PA

9

6.18

55,118

17.39

Lehigh, PA

10

5.46

55,107

19.86

Berks, PA

11

5.62

55,089

17.50

Average

4.66

63,533

19.82

Average of all other (57)

1.20

42,366

16.64

Fulton Financial Profile

Regional financial holding company
(formed in 1982)

11 community banks and 3 financial
services affiliates in 5 states

260 community banking offices

Asset size:  $15.1 billion

Market capitalization:   $2.3 billion

25 consecutive years of record earnings

33 consecutive years of dividend
increases

10.1% compounded annual growth rate in
dividends per share

8.5% compounded annual growth rate in
earnings per share (last 5 years = 7.0%)

25 bank acquisitions

What have we accomplished?

10-year Dividend History

Quarterly Cash Dividend

15 cents

Dividend yield:
approximately 4.40%

Capital (6/30/07 estimates)

Total Capital (GAAP):                                        $1.5 billion

Total Regulatory Capital:                                          $1.4 billion

Ratios (estimated):

Total Risk-Based Capital                                  12.80%

Tier 1 Risk-Based Capital                               10.00%

Leverage Capital                  7.80%

Stock Repurchase

April 2007: 1 million share buyback
in progress through 12/31/07.

Long history of repurchasing our
shares

Financial Performance

Q2/07

Tough quarter

Reported EPS of .23/share

Significant, aggressive steps to
improve earnings

Optimistic about developing trends

Additional Alt-A repayment requests

Costs of workforce initiatives

Good loan and deposit growth

Challenges

Improving our earnings

Loan loss provision returning to
more normal levels

Reduced level of bank stock gains

Consumer loan growth

Resource Mortgage repurchase
requests

Recent Positive Trends

Strong commercial loan growth and pipeline

Linked quarter core deposit growth

Increased margin normalization

Declining CD re-pricing differential

Improved loan yields

Slightly steeper yield curve

Reduced Alt-A    exposure

RMC:  Future Exposure

*All 1st Lien

**$1 million 1st Lien

   .6 2nd

$1.3 million

Estimated EPD exposure

$15.3 million

Total

$1.6** million

=

Pre 3/31/07 – Monitoring Loans

$13.7* million

=

New Fundings - 2nd Quarter

Increasing Non-interest Income

Company-wide promotions to
increase referrals for fee-generating
products and services:

Investment management and trust services

Cash Management

Credit and debit cards

Leasing

International services

Fulton Financial Advisors

New senior leadership

Reduction of overhead

Recurring fee new business pipeline

Operating Efficiency

Consolidation, Standardization
and Centralization

Benefits of Consolidation

15 banking affiliates reduced to 11 in
seven months

Market and geographic efficiencies

Leverage brand over wider market

Larger affiliate provides strong
leadership and management expertise

Business model intact

Fewer affiliates, faster standardization

Reducing Expenses

Product standardization that
simplifies customer choices

Departmental centralization

Workforce management – job
elimination and attrition

Employee benefit plan consistency

Anticipated Impact

$1.5 million per month

beginning 2008

Customer Experience

Customer Satisfaction

*Retail:

90% extremely/very satisfied

Commercial:

90% extremely/very satisfied

Fulton Financial Advisors:

80+% very satisfied/satisfied

Fulton Mortgage Company:

99% of expectations met/exceeded

98% would recommend FMC to others

*Compared to national average of 62%

  Source: American Banker/Gallup Consumer Survey

Customer Experience

Customer experience champion in
every affiliate and department

Simplified product choices

Standardization of process and
procedures across all affiliates

Market Opportunities

In market M&A = opportunity to grow
households

Leverage our high customer
satisfaction

Increased targeted advertising and
promotion

“Local” = perceived value

Customer retention is a key strength

43 relationships with commitments to lend

            of $20 million or more

Maximum individual commitment of
$33 million

Average commercial lending relationship size is
$394,444

Loans and corresponding relationships are within
Fulton’s geographic market area

Summary of Larger Loans

Loan Diversification (6/30/07)

Commercial Loan Concentration
By Industry (as of 6/30/07)

Industry

%

Construction

28.0

RE - Investor - Owned

22.1

Services

13.5

Manufacturing

7.6

Retail

6.3

Health Care

5.8

Agriculture

4.9

Wholesale

4.2

Other

2.7

Financial Services

2.1

Arts and Entertainment

1.6

Transportation

1.2

100.0

Short-term rating               P-1

Long-term rating
                    Issuer                                         A-2
                    Lead Bank Deposits               A-1

Outlook                                   Stable

Credit Ratings

Moody’s Investor Services

Short-term rating              F-1

Long-term rating                A

Outlook                                  Stable

Fitch Ratings

Standard & Poors

Credit rating                               BBB+

Outlook                   Stable

Dominion Bond Rating Service

Credit rating                                  A

Outlook                    Stable

Quarter Ended June 30, 2007

$39.8 million           Net income

                                  (14.7% decrease from 2006)

$  0.23                 Net income per share
                         (14.8% decrease from 2006)

$  0.150                                  Cash dividends per share
                                                    (1.7% increase over 2006)

      1.08%                                  Return on assets

   10.52%                                 Return on equity

   19.30%                                 Return on tangible equity

Year Ended December 31, 2006

$185.5 million   Net income

                                                               (11.7% increase over 2005)

$  1.06                Net income per share

                                                               (6.0% increase over 2005)

$  0.581                    Cash dividends per share

                                                               (7.6% increase over 2005)

    1.30%                   Return on assets

12.84%                    Return on equity

23.87%                    Return on tangible equity

Greater Bay Bancorp *

International Bancshares Corporation

Old National Bancorp

South Financial Group, Inc.

Susquehanna Bancshares, Inc.

TCF Financial Corporation

Trustmark Corporation

UMB Financial Corporation

United Bankshares, Inc.

Valley National Bancorp

Whitney Holding Corporation

Wilmington Trust Corporation

*acquired

Peer Group

Associated Banc-Corp

BancorpSouth, Inc.

Bank of Hawaii Corporation

BOK Financial Corporation

Citizens Banking Corporation

City National Corporation

Colonial BancGroup, Inc.

Commerce Bancshares, Inc.

Cullen/Frost Bankers, Inc.

First Citizens BancShares, Inc.

First Midwest Bancorp, Inc.

First Republic Bank*

First Merit Corporation

2006 EPS growth - Peer Group

EPS Growth (continued)

Income Statement Summary
(6/30/07)

2007

2006

$

%

Net Interest Income

242,680

$

237,890

$

4,790

$

2%

Loan Loss Provision

(3,660)

(1,880)

(1,780)

95%

Other Income

73,660

68,540

5,120

7%

Securities Gains

2,410

4,070

(1,660)

-41%

Other Expenses

(199,010)

(178,800)

(20,210)

11%

Income Taxes

(35,110)

(39,240)

4,130

-11%

Net Income

80,970

$

90,580

$

(9,610)

$

-11%

Earnings Per Share

$0.46

$0.52

-$0.06

-12%

(dollars in thousands)

Income Statement Summary
(linked quarter)

2nd Qtr

1st Qtr

$

%

Net Interest Income

120,910

$

121,780

$

(870)

$

-1%

Loan Loss Provision

(2,700)

(960)

(1,740)

181%

Other Income

36,380

37,290

(910)

-2%

Securities Gains

630

1,780

(1,150)

-65%

Other Expenses

(98,110)

(100,910)

2,800

-3%

Income Taxes

(17,260)

(17,850)

590

-3%

Net Income

39,850

$

41,130

$

(1,280)

$

-3%

Earnings Per Share

$0.23

$0.24

-$0.01

-4%

(dollars in thousands)

Loan Growth
(6/30/07)

2007

2006

$

%

(dollars in millions)

Commercial

3,100

$

2,750

$

350

$

13%

Comm'l Mort

3,260

3,020

240

8%

Resid Mort/HE

2,140

2,020

120

6%

Construction

1,390

1,340

50

4%

Cons./Other

610

590

20

3%

Total Loans

10,500

$

9,720

$

780

8%

Average Loan Growth
Linked Quarter

2nd Q 07

1st Q 07

$

%

(dollars in millions)

Commercial

3,170

$

3,030

$

140

$

5%

Comm'l Mort

3,290

3,240

50

2%

Resid Mort/HE

2,150

2,140

10

0%

Construction

1,380

1,400

(20)

-1%

Cons./Other

590

600

(10)

-2%

Total Loans

10,580

$

10,410

$

170

2%

Net Interest Margin
(6/30/07)

Net Interest Margin Trend

Interest Rate Shocks
(6/30/07)

Rate Change     NII Change (Annual)       % Change

  +300 bp                + $ 11.5 million                        +  2.3%

  +200 bp                + $   7.7 million                        +  1.6%

  +100 bp           + $   3.9 million                       +    .8%

  - 100 bp                -  $   5.4 million                       -   1.1%

  - 200 bp                -  $ 13.1 million                       -   2.7%

  - 300 bp                -  $ 22.3 million                       -   4.5%

6 month cumulative gap – 0.90

Investment Portfolio
(06/30/2007)

ENDING

MODIFIED

BALANCE

DURATION

CREDIT RATING

(000's)

Mortgage-backed securities

1,279.0

$

2.92

AAA

Municipal bonds

503.6

4.21

AAA

Collateralized mortgage obligations

467.0

3.05

AAA

U.S. Treasuries and agencies

282.1

2.23

AAA

Corporate & trust preferred securities

75.0

6.55

Various

Bank stocks

91.5

NA

Not rated

FHLB stock

92.1

NA

AAA

Other investments

21.5

NA

Unrealized gain - bank stock

(8.8)

Unrealized loss-bonds

(52.7)

Total Investments

2,750.4

$

3.22

Deposit Growth
(6/30/07)

2007

2006

$

%

(dollars in millions)

Nonint DDA

1,740

$

1,860

$

(120)

$

-6%

Int DDA

1,670

1,680

(10)

-1%

Savings/MMDA

2,300

2,360

(60)

-3%

CD's

4,490

3,990

500

13%

Cash Mgt

600

490

110

22%

Total Deposits

10,800

$

10,380

$

420

$

4%

Average Deposit Growth
Linked Quarter

2nd Q 07

1st Q 07

$

%

(dollars in millions)

Nonint DDA

1,760

$

1,720

$

40

$

2%

Int DDA

1,680

1,660

20

1%

Savings/MMDA

2,300

2,300

-

0%

CD's

4,530

4,460

70

2%

Cash Mgt

630

570

60

11%

Total Deposits

10,900

$

10,710

$

190

$

2%

Net Charge-Offs To Loans
(6/30/07)

Other Income
(6/30/07)

2007

2006

$

%

(dollars in thousands)

Invt Mgt & Trust

20,080

$

19,130

$

950

$

5%

Mort. Sales Gains

9,580

10,060

(480)

-5%

Overdraft & NSF Fees

9,980

9,790

190

2%

Service Charges

6,310

6,660

(350)

-5%

Cash Mgt Fees

5,560

4,870

690

14%

Success Card Fees

4,140

3,620

520

14%

Other

18,010

14,850

3,160

21%

Total

73,660

$

68,980

$

4,680

$

7%

Other Income Detail
Linked Quarter

2nd Q 07

1st Q 07

$

%

(dollars in thousands)

Invt Mgt & Trust

10,270

$

9,810

$

460

$

5%

Mort. Sales Gains

4,190

5,390

(1,200)

-22%

Overdraft & NSF Fees

5,210

4,770

440

9%

Service Charges

3,150

3,150

-

0%

Cash Mgt Fees

2,860

2,700

160

6%

Success Card Fees

2,220

1,920

300

16%

Other

8,480

9,540

(1,060)

-11%

Total

36,380

$

37,280

$

(900)

$

-2%

Efficiency Ratio
(6/30/07)

Other Expense
(6/30/07)

2007

2006

$

%

(dollars in thousands)

Salaries & Benefits

111,850

$

105,230

$

6,620

$

6%

Occupancy & Equip.

27,300

25,120

2,180

9%

DP/Software/Telecom

12,960

12,590

370

3%

Amortization

4,180

3,860

320

8%

Other Expenses

42,720

35,120

7,600

22%

Total

199,010

$

181,920

$

17,090

$

9%

Other Expense Detail
Linked Quarter

2nd Q 07

1st Q 07

$

%

(dollars in thousands)

Salaries & Benefits

55,550

$

56,290

$

(740)

$

-1%

Occupancy & Equip.

13,390

13,910

(520)

-4%

DP/Software/Telecom

6,630

6,320

310

5%

Amortization

2,200

1,980

220

11%

Other Expenses

20,340

22,400

(2,060)

-9%

Total

98,110

$

100,900

$

(2,790)

$

-3%

Positive Trends – Core Banking

Strong core deposit growth – DDA

Strong commercial loan growth and
pipeline

Loan yields improving

Improving normalized NIM

Fulton Financial Corporation

One Penn Square

Lancaster, PA  17602

www.fult.com

56